                                                       Duetsche Asset Management

                                        Mutual Fund
                                           Semi-Annual Report
                                                                  March 31, 2000



Micro Cap
Formerly Morgan Grenfell Micro Cap Fund



                                                        A Member of the
                                                        Deutsche Bank Group [/]

Micro Cap
--------------------------------------------------------------------------------
Table of Contents

       Letter to Shareholders....................  3

       Micro Cap
         Schedule of Investments.................  6
         Statement of Assets and Liabilities.....  7
         Statement of Operations.................  8
         Statements of Changes in Net Assets.....  9
         Financial Highlights.................... 10
         Notes to Financial Statements........... 12


                            ----------------------

    The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                            ----------------------


--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------

Letter to Shareholders

Deutsche Asset Management's Micro Cap (formerly the Morgan Grenfell Micro Cap Fund, the "Fund") significantly outperformed its benchmark, the Russell 2000 Index, for the six months ended March 31, 2000, particularly noteworthy given the extremely high volatility in the smaller capitalization U.S. equity market during this time period. The Fund had a total return of 51.68%/1/ for the semi-annual period, as compared to 26.83% for the Russell 2000 Index and 45.77% for the Russell 2000 Growth Index./2/

MARKET REVIEW

First quarter 2000 market volatility had partly been based on changing viewpoints as to whether to be in New Economy or Old Economy stocks. Now the markets are focused on big, macro issues that have broad implications for the entire market. The certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, has the potential to effect the U.S.market across the board. Strong synchronized worldwide growth is leading to the absorption of excess global economic capacity that further increases the importance of bringing U.S. economic growth back to a reasonable pace. However, the outlook for profit growth remains strong and relative valuations in small cap stocks continue to be attractive.

Still, a theme of "volatility and reversal" continued to dominate the smaller cap equity market as well as the broader equity markets. In October the U.S. equity markets were buffeted between fears that the economy may be overheating and hopes that the strong growth/low inflation scenario would continue. There was slight moderation in some of the more interest-sensitive, cyclical sectors such as housing and autos, but domestic demand still had considerable momentum and the export sector began to revive, buoyed by the pickup in global demand. By mid-October, the equity markets gained strength, as investors disregarded concerns of higher interest rates and focused on the positives of growth.

Overall, the fourth calendar quarter of 1999 experienced significant strength in the equity markets, with higher participation by smaller cap companies and cyclical stocks. A December market rally was sparked by a U.S. economy that remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. For the first time in five years, the smaller cap equity market outperformed both its large cap and mid cap brethren for the annual period ended December 31, 1999. However, this equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.

January began with weakness in the broader markets as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000 following a robust fourth quarter and holiday selling season. Following this short-lived early weakness, the smaller cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth were expected to continue despite rising interest rates. In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries on fears of higher interest rates. However, the "New Economy" sectors-technology, telecommunications and biotechnology-continued to do well, boosting the Index overall.

The smaller cap market pulled back in March, ending the month down 6.6%, as the mid and large cap markets reasserted themselves. Even technology and health care, especially biotechnology, which had led the first calendar quarter's performance charge, ended the month down over 11% and 31%, respectively. Despite poor March performance, technology ended the quarter up over 21% and health care ended up over 15%.

INVESTMENT STRATEGY

The Fund's weighted average market cap on March 31, 2000 was $352 million, with individual companies in the portfolio ranging from capitalizations of about $1 billion to just $31 million. Given the very nature of their small size, micro cap stocks are less impacted by macroeconomic factors or general market conditions than other U.S. equity sectors. Rather, the destinies of micro cap stocks are primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. Thus, our ability to select individual stocks was key to our outperformance of the Russell 2000 Index throughout the volatile reporting period.

For example, among the Fund's largest holdings during the semi-annual period were Photon Dynamics, Zoll Medical Corp., Nanometrics, Inc., Isle of Capris Casinos Inc. and LCC International, Inc. Each of these stocks contributed positively to Fund performance.

Two additional factors that bolstered Fund performance were our concentration in a relatively limited number of names in the portfolio while staying broadly diversified

--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------

(66 holdings as of March 31, 2000) and, at the same time, our positioning across economic sectors. Throughout most of the reporting period, the portfolio was overweight in two top performing sectors-technology and health care. The energy sector was a top performer in the first quarter of 2000 on the back of higher oil prices, and the Fund's overweight position there, particularly in certain exploration and production companies and oil service companies, also boosted portfolio returns. Also to the benefit of the Fund, the portfolio was underweight in the poorly performing financials, consumer discretionary and industrials sectors.

One more factor that continued to help fuel performance was takeovers of several companies in the Fund's portfolio, as corporate America and venture capitalists recognized value in these less well-known micro cap companies.

MANAGER OUTLOOK

Our outlook for the equity markets in general is favorable. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. Fundamentals for corporate profits also remain solid across most sectors of the smaller cap market, as consumer spending remains robust and economic growth continues at a strong pace. Thus, the rest of the year 2000 should bring moderately higher stock prices, in our view, as well as significantly improved market breadth.

At the same time, several risks, including valuation risk in NASDAQ stocks, rising interest rates, and a significant rise in margin debt, may lead to higher levels of volatility. Earnings disappointments continue to present the primary investment risk. However, company earnings reports continue to be generally positive to date, and we expect superior earnings growth to be the key driver of smaller companies' outperformance ahead.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding our opportunities to find micro cap stocks that we believe are both bargains in a broader universe of stocks and winners early in their growth cycle. We also believe that the vibrant U.S. economy now in its tenth year of expansion, with its high level of entrepreneurial activity and venture capital backing, should continue to serve as a fertile breeding ground for many attractive investment opportunities as early stage private companies shift to public ownership.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:

 . focus on micro cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future/3/ . focus on individual stock selection with the goal of providing value-added performance relative to the universe of nearly 5,000 very small U.S. companies . use extensive and intensive fundamental research seeking to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and
 . strictly adhere to our sell discipline which seeks to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to provide capital appreciation for our shareholders. We thank you for your continued support of Micro Cap.


                            /s/ Audrey M. T. Jones
                            ----------------------

                             /s/ John P. Callaghan
                             ---------------------

                               /s/ Mary P. Dugan
                               -----------------



            Audrey M. T. Jones, John P. Callaghan and Mary P. Dugan
                        Portfolio Managers of Micro Cap
                                   Micro Cap

--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Performance Comparison


MICROCAP INSTITUTIONAL/4/ CLASS, RUSSELL 2000,
LIPPER SMALL CAP GROWTH & S&P 500
GROWTH OF A $250,000 INVESTMENT (SINCE DECEMBER 18, 1996)

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                Micro Cap, Institutional Shares     Russell 2000        Lipper Small Cap Growth      S&P 500
 12/18/96                   250,000                    250,000                    250,000            250,000
 10/97                      315,500                    310,767                    296,600            317,425
 10/98                      258,194                    273,973                    242,737            387,227
 09/99                      421,451                    313,425                    325,000            457,663
 3/31/2000                  639,257                    387,125                    591,975            537,800

Average Annual Total Return for the Period Ended March 31, 2000. 1 year 105.28%. Since 12/18/96/3/, 33.11%.
Benchmark returns are for the period beginning 12/31/96.


MICROCAP INVESTMENT/5/ CLASS, RUSSELL 2000,
LIPPER MICRO CAP FUND & S&P 500
GROWTH OF A $10,000 INVESTMENT (SINCE AUGUST 21, 1997)

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                     Micro Cap, Investment Shares   Russell 2000        Lipper Small Cap Growth    S&P 500
    8/1/97                     10,000                  10,000                    10,000            10,000
    10/97                      10,128                  10,261                    11,864            10,196
    10/98                       8,264                   9,046                     9,709            12,438
    Sep 1, 99                  13,496                  10,349                    13,000            14,700
    Mar 31, 2000               21,001                  13,125                    21,952            17,274

Average Annual Total Return for the Period Ended March 31, 2000. 1 year 104.69%. Since 8/31/97/3/, 32.93%.
Benchmark returns are for the period beginning 8/31/97.


--------------------------------------------------------------------------------
/1/Past performance is not indicative of future results. The Funds' recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived.
/2/The Russell 2000 Index is an unmanaged capitalization weighted index comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with a greater than average growth orientation. The S&P 500 Index is an unmanaged index which is a widely used indicator of general market performance. The Lipper MicroCap Fund Index is made up of funds that invest primarily in companies with a market capitalization of less than $300 million at the time of purchase.
/3/The Fund's inception date.
/4/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/5/On February 28, 2000 the Service Shares were renamed the Investment Class.


--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Schedule of Investments March 31, 2000 (Unaudited)

   Shares                 Description                                 Value
            COMMON STOCKS - 93.2%
            CONSUMER - 9.8%
    7,300   Championship Auto Racing  Teams, Inc./1/...........  $   160,600
    7,900   Cheesecake Factory, Inc./1/........................      328,838
    6,400   Corporate Executive Board Co./1/...................      324,800
   18,100   Damark International, Inc. Cl A/1/.................      690,063
   10,200   Deb Shops, Inc. ...................................      140,250
   16,800   Homeseekers.com, Inc./1/...........................      258,300
    5,000   Marketing Services Group, Inc./1/..................       88,750
   10,600   Quiksilver, Inc./1/................................      186,162
   12,200   Rare Hospitality International, Inc./1/............      237,137
    4,300   THQ, Inc./1/.......................................       76,862
    8,500   Too, Inc./1/.......................................      268,281
   28,600   Vans, Inc./1/......................................      461,175
                                                                 -----------
                                                                   3,221,218
                                                                 -----------
            CREDIT SENSITIVE - 8.4%
   60,000   BankUnited Financial Corp., Class A/1/.............      420,000
   10,000   CoStar Group, Inc./1/..............................      368,750
   11,700   Dime Community Bancshares..........................      185,006
    4,000   E'Town Corp. ......................................      253,000
   21,900   Engle Homes, Inc. .................................      213,525
   26,900   InterCept Group, Inc./1/...........................      692,675
    1,700   LendingTree, Inc./1/...............................       22,950
    4,600   Netzee, Inc./1/....................................       68,425
   79,100   Republic Security Financial Corp. .................      519,094
                                                                 -----------
                                                                   2,743,425
                                                                 -----------
            ENERGY - 7.9%
   24,500   Basin Exploration, Inc./1/.........................      365,969
   45,400   Callon Petroleum Co./1/............................      550,475
   34,100   Chieftain International, Inc./1/...................      686,263
    7,300   Dril-Quip, Inc./1/.................................      344,013
   13,600   Evergreen Resources, Inc./1/.......................      328,950
   32,700   Horizon Offshore, Inc./1/..........................      302,475
                                                                 -----------
                                                                   2,578,145
                                                                 -----------
            HEALTH CARE - 19.7%
   30,700   Accredo Health, Inc./1/............................    1,016,938
   24,000   Aradigm Corp./1/...................................      501,000
   13,500   Cell Genesys, Inc./1/..............................      287,719
   30,500   Coventry Health Care, Inc./1/......................      259,250
    9,600   CV Therapeutics, Inc./1/...........................      481,800
  112,300   Nabi, Inc./1/......................................      758,025
   30,700   Province Healthcare Co./1/.........................      878,787
    2,300   ResMed, Inc./1/....................................      164,162
   11,100   SonoSite, Inc./1/..................................      369,075
   20,800   SurModics, Inc./1/.................................      572,000
   20,600   XOMA Ltd./1/.......................................      159,650
   19,800   Zoll Medical Corp./1/..............................    1,014,750
                                                                 -----------
                                                                   6,463,156
                                                                 -----------
   Shares                 Description                                 Value
            PROCESS INDUSTRIES - 2.0%
   15,900   CompX International, Inc. Cl A/1/..................  $   303,094
   48,200   Dixie Group, Inc. Cl A/1/..........................      213,888
    7,500   Pope & Talbot, Inc. ...............................      137,812
                                                                 -----------
                                                                     654,794
                                                                 -----------
            SERVICE COMPANIES - 4.5%
   32,500   Globecomm Systems, Inc./1/.........................      867,344
    5,200   GT Group Telecom, Inc./1/..........................      108,550
   23,100   Startec Global Communications  Corp./1/............      485,100
                                                                 -----------
                                                                   1,460,994
                                                                 -----------
            TECHNOLOGY - 36.8%
   74,200   Ansoft Corp./1/....................................      919,383
   47,400   Applied Films Corp./1/.............................      948,000
   30,100   Computer Network Technology Corp./1/...............      526,750
   14,100   Data Critical Corp./1/.............................      203,569
    5,500   DBT Online, Inc./1/................................      102,094
   10,300   DSET Corp./1/......................................      189,906
   68,000   Exabyte Corp./1/...................................      505,750
   16,100   Interphase Corp./1/................................      408,537
    8,900   iPrint.com, Inc./1/................................      171,325
   38,900   LCC International, Inc. Cl A/1/....................    1,541,412
   21,000   Nanometrics, Inc./1/...............................    1,023,750
   78,300   Navidec, Inc./1/...................................    1,213,650
   15,100   Neose Technologies, Inc./1/........................      486,031
   19,600   Photon Dynamics, Inc./1/...........................    1,352,400
  208,800   Read-Rite Corp./1/.................................      978,750
   49,900   Secure Computing Corp./1/..........................      848,300
      200   Websense, Inc./1/..................................        9,613
   10,900   Zoran Corp./1/.....................................      613,806
                                                                 -----------
                                                                  12,043,026
                                                                 -----------
            TRANSPORTATION - 4.1%
   10,500   Atlantic Coast Airlines Holdings, Inc./1/..........      271,688
   71,100   Isle of Capris Casinos, Inc./1/....................      888,750
   26,700   Providence & Worcester RR Co. .....................      196,912
                                                                 -----------
                                                                   1,357,350
                                                                 -----------
Total Investments
 (Cost $25,959,740)..............................  93.2%          30,522,108
Other Assets in Excess
 of Liabilities..................................   6.8%           2,210,659
                                                  -----          -----------
Net Assets                                        100.0%         $32,732,767
                                                  =====          ===========

----------------------------------
/1/Non - income producing security



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Statement of Assets and Liabilities (Unaudited)

                                                                                               As of
                                                                                          March 31, 2000
Assets
 Investments at Value (cost $25,959,740)...............................................    $30,522,108
 Cash..................................................................................      6,259,439
 Receivable for Securities Sold........................................................        726,300
 Receivable for Capital Shares Sold....................................................        134,122
                                                                                           -----------
Total Assets...........................................................................     37,641,969
                                                                                           -----------
Liabilities
 Due to Administrator..................................................................         13,665
 Due to Advisor........................................................................         26,433
 Payable for Securities Purchased......................................................      4,073,963
 Payable for Capital Shares Purchased..................................................        734,452
 Accrued Expenses and Other Liabilities................................................         60,689
                                                                                           -----------
Total Liabilities......................................................................      4,909,202
                                                                                           -----------
Net Assets.............................................................................    $32,732,767
                                                                                           ===========

Composition of Net Assets
 Capital Shares of Institutional Class (unlimited authorization; $0.001 par value).....    $17,333,238
  Based on 1,282,201 Outstanding Shares of Beneficial Interest
 Capital Shares of Investment/1/ Class (unlimited authorization; $0.001 par value).....      2,988,386
  Based on 167,156 Outstanding Shares of Beneficial Interest
 Accumulated Net Investment Loss.......................................................        (89,855)
 Accumulated Net Realized Gains on Investments.........................................      7,938,630
 Net Unrealized Appreciation on Investments............................................      4,562,368
                                                                                           -----------
Net Assets.............................................................................    $32,732,767
                                                                                           ===========
Computation of Net Asset Value
 Net Assets -- Institutional/1/ Class..................................................    $28,972,408
 Shares Outstanding -- Institutional Class.............................................      1,282,201
 Net Asset Value.......................................................................    $     22.60
                                                                                           ===========
 Net Assets -- Investment/2/ Class.....................................................    $ 3,760,359
 Shares Outstanding -- Investment/1/ Class.............................................        167,156
 Net Asset Value.......................................................................    $     22.50
                                                                                           ===========

--------------------------------------------------------------------------------
/1/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/2/On February 28, 2000 the Service Shares were renamed the Investment Class.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Statement of Operations (Unaudited)

                                                                           For the six
                                                                           months ended
                                                                          March 31, 2000
Investment Income
  Dividends............................................................   $    27,288
  Interest.............................................................        80,345
                                                                          -----------
                                                                              107,633
                                                                          -----------
Expenses
  Investment Advisory Fees.............................................       194,069
  Administration Fees..................................................        28,463
  Custody Fees.........................................................        23,837
  Registration & Filing Fees...........................................        18,045
  Professional Fees....................................................        17,009
  Printing Fees........................................................         9,463
  Legal Fees...........................................................         7,331
  Trustees' Fees and Expenses..........................................         5,098
  Service Plan Fees....................................................         3,025
  Transfer Agent Fees..................................................         1,209
  Insurance Fees.......................................................           944
  Miscellaneous Expenses...............................................         2,110
                                                                          -----------
Total Expenses.........................................................       310,603
Less: Fee Waivers or Expense Reimbursements............................      (113,115)
                                                                          -----------
Net Expenses...........................................................       197,488
                                                                          -----------
Expenses in Excess of Investment Income................................       (89,855)
                                                                          -----------
Realized and Unrealized Gain On Investments
  Net Realized Gain from Investments...................................     8,114,438
  Net Change in Unrealized Appreciation/Depreciation on Investments....     2,293,558
                                                                          -----------
Net Realized and Unrealized Gain on Investments........................    10,407,996

Net Increase in Net Assets from Operations.............................   $10,318,141
                                                                          ===========




                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Unaudited)

                                                     For the six     For the eleven       For the
                                                     months ended     months ended       year ended
                                                    March 31, 2000   Sept. 30, 1999     Oct. 31, 1998
Increase (Decrease) in Net Assets:
Operations:
  Expenses in Excess of Investment Income..........  $   (89,855)     $  (161,813)      $   (70,160)
  Net Realized Gain from Investment
   Transactions....................................    8,114,438        2,901,017        (1,303,092)
  Net Change in Unrealized Appreciation/
   Depreciation on Investments.....................    2,293,558        5,015,840        (3,151,030)
                                                     -----------      -----------       -----------
Net Increase in Net Assets from Operations.........   10,318,141        7,755,044        (4,524,282)
                                                     -----------      -----------       -----------
Distributions to Shareholders:
  Distributions from Realized Gains
   Institutional/1/ Class..........................   (1,481,476)              --          (129,704)
   Investment/2/ Class.............................     (130,444)              --            (3,729)
                                                     -----------      -----------       -----------
Total Distributions................................   (1,611,920)              --          (133,433)
Capital Share Transactions:
   Net Proceeds from Sales of Shares...............   13,741,192        4,379,721        20,187,420
   Net Proceeds from Dividend
    Reinvestments..................................    1,495,866               --           132,609
   Net Cost of Shares Redeemed.....................   (9,593,665)      (9,150,944)       (3,548,982)
                                                     -----------      -----------       -----------
Net Increase (Decrease) in Net Assets
   Resulting from Capital Share Transactions.......    5,643,393       (4,771,223)       16,771,047
                                                     -----------      -----------       -----------
Total Increase in Net Assets.......................   14,349,614        2,983,821        12,113,332
Net Assets:
 Beginning of Period...............................   18,383,153       15,399,332         3,286,000
                                                     -----------      -----------       -----------
 End of Period.....................................  $32,732,767      $18,383,153       $15,399,332
                                                     ===========      ===========       ===========

--------------------------------------------------------------------------------
/1/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/2/On February 28, 2000 the Service Shares were renamed the Investment Class.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Micro Cap Institutional Class.


INSTITUTIONAL CLASS/3/                                                                                      For the period
                                                      For the six       For the eleven       For the       Dec. 18, 1996/2/
                                                      months ended       months ended       year ended          through
                                                   March 31, 2000/4/    Sept. 30, 1999    Oct. 31, 1998      Oct. 31, 1997
Per Share Operating Performance:
Net Asset Value, Beginning of Period..............       $ 16.16           $  9.90          $ 12.62              $10.00
                                                         -------           -------          -------              ------
Income from Investment Operations:
 Expenses in Excess of Investment Income..........         (0.07)            (0.14)           (0.05)              (0.04)
 Net Realized and Unrealized Gain
  (Loss) on Investment............................          7.92              6.40            (2.18)               2.66
                                                         -------           -------          -------              ------
Total from Investment Operations..................          7.85              6.26            (2.23)               2.62
                                                         -------           -------          -------              ------
Distributions to Shareholders:
 Realized Capital Gain from Investment
  Transactions....................................         (1.41)               --            (0.49)                 --
                                                         -------           -------          -------              ------
Total Distributions...............................         (1.41)               --            (0.49)                 --
                                                         -------           -------          -------              ------
Net Asset Value, End of Period....................       $ 22.60           $ 16.16          $  9.90              $12.62
                                                         =======           =======          =======              ======
Total Investment Return...........................         51.68%            63.23%          (18.16)%             26.20%
Ratios to Average Net Assets:
Ratio of Expenses to
 Average Net Assets...............................          1.49%/1/          1.49%/1/         1.49%               1.63%/1/
Ratio of Expenses in Excess of Investment
 Income to Average Net Assets.....................         (0.67)%/1/        (1.07)%/1/       (0.75)%             (0.49)%/1/
Ratio of Expenses to Average
 Net Assets (Excluding
 Expense Limitations).............................          2.37%/1/          3.00%/1/         2.59%               3.39%/1/
Ratio of Expenses in Excess of Investment
 Income to Average Net Assets
 (Excluding Expense Limitations)..................         (1.55)%/1/        (2.58)%/1/       (1.85)%             (2.25)%/1/
Supplemental Data:
Net Assets at End of Year
 (000 omitted)....................................       $28,972           $17,000          $14,363              $3,276
Portfolio Turnover................................            89%              115%              85%                272%

--------------------------------------------------------------------------------
/1/Annualized.
/2/Inception Date.
/3/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/4/Unaudited.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Micro Cap Investment Class.


INVESTMENT CLASS/3/                                                                                          For the period
                                                       For the six       For the eleven       For the       Aug. 21, 1997/2/
                                                       months ended       months ended       year ended          through
                                                    March 31, 2000/4/    Sept. 30, 1999    Oct. 31, 1998      Oct. 31, 1997
Per Share Operating Performance:
Net Asset Value, Beginning of Period..............        $16.12            $ 9.88          $ 12.62              $12.12
                                                          ------            ------          -------              ------
Income from Investment Operations:
 Expenses in Excess of Investment Income..........         (0.03)            (0.14)           (0.06)              (0.02)
 Net Realized and Unrealized Gain
  (Loss) on Investment............................          7.82              6.38            (2.19)               0.52
                                                          ------            ------          -------              ------
Total from Investment Operations..................          7.79              6.24            (2.25)               0.50
                                                          ------            ------          -------              ------
Distributions to Shareholders:
 Realized Capital Gain from Investment
  Transactions....................................         (1.41)               --            (0.49)                 --
                                                          ------            ------          -------              ------
Total Distributions...............................         (1.41)               --            (0.49)                 --
                                                          ------            ------          -------              ------
Net Asset Value, End of Period....................        $22.50            $16.12          $  9.88              $12.62
                                                          ======            ======          =======              ======
Total Investment Return...........................         51.36%            63.16%          (18.33)%              3.87%
Ratios to Average Net Assets:
Ratio of Expenses to
 Average Net Assets...............................          1.74%/1/          1.74%/1/         1.74%               1.74%/1/
Ratio of Expenses in Excess of Investment
 Income to Average Net Assets.....................         (0.88)%/1/        (1.29)%/1/       (0.98)%             (1.15)%/1/
Ratio of Expenses to Average
 Net Assets (Excluding
 Expense Limitations).............................          2.52%/1/          3.25%/1/         2.68%               3.52%/1/
Ratio of Expenses in Excess of Investment
 Income to Average Net Assets
 (Excluding Expense Limitations)..................         (1.66)%/1/        (2.80)%/1/       (1.92)%             (2.93)%/1/
Supplemental Data:
Net Assets at End of Year
 (000 omitted)....................................        $3,760            $1,383          $ 1,036              $   10
Portfolio Turnover................................            89%              115%              85%                272%

--------------------------------------------------------------------------------
/1/Annualized.
/2/Inception Date.
/3/On February 28, 2000, the Service Shares were renamed the Investment Class. /4/Unaudited.





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 1--Organization and Significant Accounting Policies

A. Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty-two separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to Micro Cap (the "Fund"), formerly Morgan Grenfell Microcap Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

B. Security Valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Investment Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

C. Income Taxes

It is the intention of the Fund to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

D. Net Asset Value Per Share

The net asset value per share is calculated on a daily basis by dividing the assets of each class of shares, less its liabilities, by the number of outstanding shares of the respective class.

E. Classes

Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

G. Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

H. Expenses

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative net assets. Deutsche Asset Management, Inc. absorbed all expenses of organizing the Trust.

I. Other
Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.




--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ("DAMI"), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999, the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between Investment Company Capital Corp., Inc., an affiliate of the Deutsche Bank AG, and the Trust, replacing DST Systems, Inc., effective November 22, 1999.

Under the advisory agreement with the Trust, DAMI serves as the Investment Adviser ("Investment Adviser") for the Fund. Under the advisory agreement, the Investment Adviser receives on a monthly basis, a fee at an annual rate of 1.50% of the Fund's average daily net assets.

The Investment Adviser has voluntarily agreed to reduce its investment advisory fees and/or reimburse the Fund to the extent necessary to limit the Fund's operating expenses to 1.49% of the average daily net assets for the Institutional Class and 1.74% of the average daily net assets for the Investment Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Investment Adviser.

ICC Distributors Inc. provides distribution services to the Fund.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

Note 3--Investment Transactions

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the period ended March 31, 2000, excluding short-term investments, were $22,820,388 and $20,226,493, respectively.

For federal income tax purposes, the cost of securities owned at March 31, 2000 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on the Fund's investments at March 31, 2000 were $7,044,623, $2,482,255 and $4,562,368, respectively.

Note 4--Capital Share Transactions

                                 Period Ended                  Year Ended
                                March 31, 2000            September 30, 1999
                         --------------------------    ------------------------
                          Shares         Amount         Shares        Amount
                         ---------    -------------    ---------   ------------
Institutional Class
Shares sold               530,908       $11,174,353     298,149    $ 3,848,230
Reinvestment of
  distributions            81,421         1,365,424          --             --
Shares redeemed          (381,844)       (8,576,609)   (697,276)    (8,514,681)
                         --------       -----------    --------    -----------
Net increase
  (decrease)              230,485       $ 3,963,168    (399,127)   $(4,666,451)
                         ========       ===========    ========    ===========
Investment Class
Shares sold               121,508       $ 2,566,837      36,267    $   531,491
Reinvestment of
  distributions             7,806           130,441          --             --
Shares redeemed           (47,914)       (1,017,053)    (55,428)      (636,263)
                         --------       -----------    --------    -----------
Net increase
  (decrease)               81,400       $ 1,680,225     (19,161)   $  (104,772)
                         ========       ===========    ========    ===========


--------------------------------------------------------------------------------

Micro Cap
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 5--Credit Agreement

By an agreement dated November 2, 1998, certain Portfolios of the Trust including the Fund entered into a Credit Agreement (the "Agreement") with BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating portfolios under the Agreement, which expired on October 31, 1999, was $50,000,000. The Agreement has been extended to February 27, 2001. Interest payments on borrowings are payable by the borrowing Funds at the federal funds rate plus 1.00% per annum and the borrowings are payable on demand. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended March 31, 2000, the Fund did not make any borrowings under the Agreement.





--------------------------------------------------------------------------------

                      This page intentionally left blank.

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


Micro Cap                                                      CUSIP #61735K778
Morgan Grenfell Investment Trust                                      61735K786
                                                              363/365SA (03/00)

Distributed by:
ICC Distributors, Inc.